Exhibit 99.1


                              Attachment to Form 4


                             JOINT FILER INFORMATION



Name and Address:                           Nader Tavakoli
                                            24 West 40th St., 10th Floor
                                            New York, NY 10018


Date of First Event Requiring Statement:    04/01/08
Issuer and Ticker Symbol:                   Endwave Corporation (ENWV)
Relationship to Issuer:                     10% Owner
Designated Filer:                           EagleRock Capital Management, LLC


TABLE I INFORMATION

Title of Security:
Date of First Transaction
Transaction Code
Amount of Securities and Price

Securities Acquired (A) or Disposed of (D)
Amount of Securities Beneficially Owned
     Following Reported Transactions
Ownership Form:
Nature of Indirect Beneficial Ownership:


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                              Attachment to Form 4


                             JOINT FILER INFORMATION



Name and Address:                           EagleRock Institutional Partners, LP
                                            24 West 40th St., 10th Floor
                                            New York, NY 10018


Date of Event Requiring Statement:          04/01/08
Issuer and Ticker Symbol:                   Endwave Corporation (ENWV)
Relationship to Issuer:                     10% Owner
Designated Filer:                           EagleRock Capital Management, LLC


TABLE I INFORMATION *

Title of Security:                          Common Stock
Date of First Transaction                   04/01/08
Transaction Code                            S
Amount of Securities and Price              7,630 on 04/01/08 at $6.00 per share
                                            5,873 on 04/02/08 at $6.03 per share
                                            3,080 on 04/04/08 at $6.26 per share
                                            1,890 on 04/14/08 at $5.95 per share
                                            5,698 on 04/15/08 at $5.80 per share
                                            4,000 on 04/16/08 at $5.75 per share
                                            8,000 on 04/17/08 at $5.79 per share
                                            8,750 on 04/21/08 at $5.80 per share

Securities Acquired (A) or Disposed of (D)  D
Amount of Securities Beneficially Owned
     Following Reported Transactions        1,078,650
Ownership Form:                             D
Nature of Indirect Beneficial Ownership:    n/a


* This amendment to the original Form 4 filed by the reporting persons on April 21, 2008 (the "Original Form 4") amends and restates entirely the Table I Information in the Original Form 4 set forth with respect to EagleRock Institutional Partners, LP.